SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 2, 2002


                                DYNAMIC I-T, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                   0-10065                   82-0379959
    ------------------         ----------------          ------------------
    (State or other            (Commission               (IRS Employer
    jurisdiction of            File Number)              Identification No.)
    incorporation)

    2504 11th Street, Santa Monica, CA                   90405
    -------------------------------------------          ---------
    (Address of principal executive offices)             (Postal Code)


    Registrant's telephone number, including area code:   (310) 452-9959
                                                          --------------

Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

                None.

Item 6.     Resignation and Appointment of Directors

     Effective May 2, 2002 Maryam Alavi resigned as Director of the Company and Robert Hinkley was appointed as Director.

ROBERT HINKLEY

     Robert Hinkley has 25 years experience in international marketing as President of Meridia International (1975-1994) and Executive Vice President of United Telecommunications Technology (1995-1999). He has specialized in opening market channels for U.S. and European high technology companies in developing countries in the Middle East, Asia, Latin America, and Africa. Major companies he has worked with include Motorola, General Electric, Westinghouse, Hughes, Hewlett-Packard, Litton, Alcatel, and British Aerospace. Prior to his experience in international markets he was employed in the cable television and common carrier microwave business, was Press Secretary to Harold LeVander, the Governor of Minnesota, and was a journalist covering politics in Minnesota for the St. Paul Dispatch.


Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

         Financial Statements:

                  None.

         Pro Forma Financial Statements:

                  None.

         Exhibits:

                  None.

Item 8.           Change in Fiscal Year

                  None.


Item 9.           Regulation FD Disclosure

                  None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2002                          DYNAMIC I-T, INC.



                                           By: /s/ Spencer H. Young
                                           ------------------------------------
                                           Spencer H. Young, President